UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 24, 2005

WEINGARTEN REALTY INVESTORS
(Exact name of Registrant as specified in its Charter)

Texas	1-9876	74-1464203
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

2600 Citadel Plaza Drive, Suite 300, Houston, Texas 77008
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (713) 866-6000

Not applicable
(Former name or former address, if changed since last report)

Item 2.02. Results of Operations and Financial Condition.

On February 24, 2005, we issued a press release describing our results of operations for the fourth quarter ended December 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this report. In the earnings release, we used the non-GAAP financial measure of Funds from Operations ("FFO"). A reconciliation of FFO to the comparable GAAP financial measure (Net income) is contained in the attached earnings release. Disclosure regarding the definition of FFO used by us and why our management believes the presentation of FFO provides useful information to investors is included in our annual report on Form 10-K for the fiscal year ended December 31, 2003.

The information, including exhibits hereto, in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01. Financial Statements and Exhibits.

99.1 Press release dated February 24, 2005, regarding our results of operations for the quarter ended December 31, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: Feburary 25, 2005

WEINGARTEN REALTY INVESTORS

By: /s/ Joe D. Shafer
Joe D. Shafer
Vice President/Controller

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INDEX TO EXHIBITS

99.1 Press release dated February 24, 2005, regarding our results of operations for the quarter ended December 31, 2004.

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